                                                                  Exhibit 10.2

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                       VOTING AND PROFIT SHARING AGREEMENT

                                        BY
                                       AND
                                      AMONG


                         HARVEYS ACQUISITION CORPORATION

                                       AND

                  THE INDIVIDUALS AND ENTITIES SIGNATORY HERETO

                          DATED AS OF FEBRUARY 1, 1998


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

                       VOTING AND PROFIT SHARING AGREEMENT

          VOTING AND PROFIT SHARING AGREEMENT (this "AGREEMENT"), dated as of February 1, 1998, by and among Harveys Acquisition Corporation, a Nevada corporation (together with its assignees or designees,"ACQ CORP"), the Ledbetter Marital Trust (the "LEDBETTER MARITAL TRUST"), Kirk B. Ledbetter, Jessica L. Ledbetter and William B. Ledbetter (the Ledbetter Marital Trust, Kirk B. Ledbetter, Jessica L. Ledbetter and William B. Ledbetter hereinafter being collectively referred to as the "SELLERS").

                                 W I T N E S S E T H

          WHEREAS, concurrently with the execution and delivery of this Agreement, Harveys Casino Resorts, a Nevada corporation ("TARGET"), is entering into an Agreement and Plan of Merger dated as of the date hereof (the "MERGER AGREEMENT") with Acq Corp, pursuant to which Acq Corp shall merge with and into Target (the "MERGER"), upon the terms and conditions set forth therein;

          WHEREAS, each Seller severally desires that the Acq Corp and Target enter into the Merger Agreement;

          WHEREAS, the Ledbetter Marital Trust established under the will of Beverlee A. Ledbetter owns beneficially and of record 2,924,392 shares of common stock, par value $.01 per share, of Target (the "COMMON STOCK"), which shares represent approximately 29.5% of the issued and outstanding shares of Common Stock, Kirk B. Ledbetter owns beneficially and of record 618,600 shares of Common Stock, which shares represent approximately 6.2% of the issued and outstanding shares of Common Stock, Jessica L. Ledbetter owns beneficially and of record 506,196 shares of Common Stock, which shares represent approximately 5.1% of the issued and outstanding shares of Common Stock, and William B. Ledbetter owns beneficially and of record 50 shares of Common Stock, which shares represent less than 1.0% of the issued and outstanding shares of Common Stock (such shares of Common Stock owned by the Sellers being the "SHARES"); and

          WHEREAS, as a condition to its willingness to enter into the Merger, Acq Corp has requested that the Sellers enter into this Agreement;

          NOW, THEREFORE, in consideration of the foregoing premises and the representations, warranties and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


                                     ARTICLE I

                                    DEFINITIONS

          Certain capitalized terms used and not otherwise defined herein have the meanings ascribed to them in the Merger Agreement. All other capitalized terms used but not otherwise defined herein or in the Merger Agreement have the meanings set forth below. Unless the context otherwise requires, such terms shall include the singular and plural and the conjunctive and disjunctive forms of the terms defined.

          "FAIR MARKET VALUE" means:

               (a) with respect to a security listed on a domestic exchange or quoted in the Nasdaq National Market, the Nasdaq SmallCap Market or the domestic over-the-counter market,

                         (i) the average of the closing prices of the security's sales on all domestic exchanges on which the security may at the time be listed, or

                        (ii) if there shall have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or

                       (iii) if on any day the security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq National Market or Nasdaq SmallCap Market as of 3:30 P.M., Eastern time, or

                        (iv) if on any day the security is not quoted in the Nasdaq National Market or Nasdaq SmallCap Market, the average of the high and low bid and asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of ten (10) consecutive trading days immediately prior to the day as of which the "Fair Market Value" is being determined,

               (b) with respect to any other security, the value of the security as mutually agreed by Acq Corp and the Sellers, PROVIDED, HOWEVER, that if Acq Corp and the Sellers are unable to mutually agree upon such value, the members of the Board of Directors of Target who are not Affiliates of Acq Corp or any of the Sellers (the "INDEPENDENT DIRECTORS") shall select an Independent Financial Expert who shall determine the value of such security.

               (c) with respect to any other consideration, the value of the consideration as mutually agreed by Acq Corp and the Sellers, PROVIDED, HOWEVER, that if Acq Corp and the Sellers are unable to mutually agree upon such value, the Independent Directors shall select an Independent Financial Expert who shall determine the value of such security.

          "INDEPENDENT FINANCIAL EXPERT" means a nationally recognized investment banking firm selected by the Independent Directors (a) that has not been, and at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Target, that has not been retained by any of the Sellers, the Target or any of their respective Affiliates for any purpose within the preceding twelve months, and that, in the reasonable judgment of the Independent Directors, is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by the Target for opinions or services it provides as an Independent Financial Expert.

          "NEVADA ACT" means the Nevada Gaming Control Act, as amended, and the rules and regulations promulgated thereunder.

          "NON-MERGER SALE" has the meaning set forth in Section 4.07 hereto.

          "PROFIT SHARING TERMINATION DATE" has the meaning set forth in
Section 4.07 hereto.

                                     ARTICLE II

                                 VOTING AGREEMENTS

          SECTION 2.01.  STOCKHOLDER MEETINGS.  Subject to the provisions of
Article VI, each Seller agrees that at any meeting of stockholders of Target called to vote upon the Merger or the Merger Agreement, or at any adjournment thereof, or in any other circumstances upon which a vote, consent or other approval of the stockholders of Target with respect to the Merger, the Merger Agreement or any of the other transactions contemplated thereby or hereby is sought, such Seller shall cause its Shares to be present for quorum purposes and to vote (or caused to be voted) its Shares in favor of the terms thereof and each of the other transactions contemplated by the Transaction and this Agreement and any actions required in furtherance thereof and hereof.

          SECTION 2.02.  COMPETING TRANSACTION.  Subject to the provisions of
Article VI, each Seller agrees that at any meeting of stockholders of Target, or at any adjournment thereof, or in any other circumstances upon which their vote, consent or other approval is sought, such Seller shall vote (or cause to be voted) its Shares against (i) any Takeover Proposal and (ii) any amendment of Target's Restated Articles of Incorporation or Bylaws or other proposal or transaction involving Target or any of its subsidiaries which amendment or other proposal or transaction would in any manner impede, interfere with, materially delay, frustrate, prevent or nullify or result in a breach of any covenant, representation or warranty or any other obligation or agreement of Target or any Seller under or with respect to, the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or by this Agreement.


                                    ARTICLE III

                           REPRESENTATIONS AND WARRANTIES

          SECTION 3.01. Representations and Warranties of the Sellers. Each of the Sellers severally and not jointly represents and warrants to Acq Corp as follows:

               (a) ORGANIZATION AND STANDING. Such Seller has all requisite power and authority to enter into and perform its obligations under this

     Agreement and, if such Seller is not a natural person, such Seller is duly organized, validly existing and in good standing under the laws of its state of organization.

               (b) AUTHORITY. The execution and delivery of this Agreement, and the performance by such Seller of its obligations hereunder, have been duly authorized by all necessary action on the part of such Seller. This Agreement has been duly executed and delivered by such Seller and, assuming the due execution and delivery hereof by Acq Corp and assuming that approval of this Agreement by Target remains effective, this Agreement constitutes a valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms.

               (c) THE SHARES. Such Seller is the record and beneficial owner of, and has good and valid title to, the number of Shares recited to be owned by it in the recitals hereof, free and clear of all Liens except as indicated in Schedule 3.01(c) (i) and in Section 4.02 hereof. Except for this Agreement and as indicated in Schedule 3.01(c) (i) and in Section 4.02 hereof, there are no outstanding warrants, subscriptions, rights (including preemptive rights), options, calls, commitments or other agreements or Liens to encumber, purchase or acquire any of the Shares of such Seller or securities convertible into or exchangeable for the Shares of such Seller. Except as indicated in Schedule 3.01(c)(ii), neither such Seller nor any of its affiliates or associates (as such terms are defined in Rule 12b-2 promulgated under the Exchange Act) holds either of record or beneficially any securities, capital stock, warrants, subscriptions, rights (including preemptive rights), options, calls, commitments or other instruments of Target or any of Target's direct or indirect subsidiaries other than such Seller's Shares.

               (d) NO CONFLICT. The execution of this Agreement and the consummation of the transactions contemplated hereby will not require notice to, or the consent of, any party to any Contract to which such Seller is a party or by which it is bound, or the consent, approval, order or authorization of, or the registration, declaration or filing with, any governmental authority, except for those (i) required under the HSR Act, if any; (ii) required by any Gaming Authority, including approvals under the Nevada Act; and (iii) pertaining to approval by the Target Board of Directors (which the Sellers represent has been granted). Assuming that the notices, consents and approvals referred to in the preceding sentence have been given, made or ob-tained and remain effective, the execution, delivery and performance by such Seller of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any Laws, (ii) result in a breach or violation of any provision of, constitute a default under, or result in the termination of, or an acceleration of indebtedness or creation of any Lien under, any contract to which such Seller is a party or by which it is bound or (iii) conflict with or violate any provision of the organizational or similar documents of such Seller.

               (e) MERGER AGREEMENT REPRESENTATIONS. Such Seller has reviewed the provisions of Article IV of the Merger Agreement (including the schedules thereto) and, based upon such review, nothing has come to such Seller's attention that would cause such Seller to believe that the representations and warranties of Target made therein are not true, complete and correct in all material respects as of the time made. The parties hereto agree that this Section 3.01(e) shall not survive the Closing Date.

               (f) BROKERS, FINDERS, ETC. No broker, investment banker, financial advisor, finder or other person (other than DLJ in connection with the Merger, the fees and expenses of which are not the responsibility of Acq Corp) is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Sellers.

          SECTION 3.02. REPRESENTATIONS AND WARRANTIES OF ACQ CORP. Acq Corp hereby represents and warrants to each of the Sellers as follows:

               (a) ORGANIZATION AND STANDING. Acq Corp is duly organized, validly existing and in good standing under the laws of its state of incorporation, and has all requisite power and authority to enter into and perform its obligations under this Agreement.

               (b) AUTHORITY. The execution and delivery of this Agreement, and the performance by Acq Corp of its obligations hereunder, have been duly authorized by all necessary action on the part of Acq Corp. This Agreement has been duly executed and delivered on behalf of Acq Corp and, assuming the due execution and delivery hereof by the Sellers and assuming that approval of this Agreement by Target remains effective, this Agreement constitutes a valid and binding obligation of Acq Corp, enforceable against Acq Corp in accordance with its terms.

               (c) NO CONFLICT. The execution of this Agreement and the consummation of the transactions contemplated hereby will not require notice to, or the consent of, any party to any Contract to which Acq Corp or any of its affiliates is a party or by which any of them is bound, or the consent, approval, order or authorization of, or the registration, declaration or filing with, any governmental authority, except for (i) those required under the HSR Act, if any, (ii) approvals, as necessary, by any Gaming Authority, including approvals under the Nevada Act, (iii) approval by the Target Board of Directors (which the Sellers represent has been granted); and (iv) as set forth on Schedule 3.02(c). Assuming that the notices, consents and approvals referred to in the preceding sentence have been given, made or obtained and remain effective, the execution, delivery and performance by Acq Corp of this Agreement and the consummation of the transactions contemplated hereby will not (i) violate any Laws, (ii) result in a breach or violation of any provision of, or constitute a default under, any contract to which Acq Corp is a party or by which it is bound or (iii) conflict with any provision of the articles of incorporation or bylaws of Acq Corp.


                                    ARTICLE IV

                                    COVENANTS

          SECTION 4.01.  NO SOLICITATION.

               (a) Each Seller agrees that it shall not, nor shall it authorize or permit any Affiliate, agent, partner or employee of, or any investment banker, attorney or other advisor or representative of, such Seller to, directly or indirectly, (i) solicit or initiate, or encourage any inquiries regarding or the submission of, any Takeover Proposal (including without limitation any proposal or offer to Target's stockholders) or (ii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal; PROVIDED, HOWEVER, that it is understood that this Section 4.01(a) will not be deemed to have been violated if in response to an unsolicited inquiry, the Seller states solely that he or she is subject to the provisions of this Agreement, and PROVIDED FURTHER, that this Section 4.01(a) and the following Section

     4.01(b) shall not be deemed to have been violated as a result of any actions taken by such Seller in his or her capacity as an officer or director of Target (although Acq Corp reserves all rights and remedies it may have other than pursuant to this Agreement in respect of conduct of the sort covered by the foregoing further proviso).

               (b) Each Seller agrees that it shall not enter into any agreement with respect to any Takeover Proposal.

          SECTION 4.02. NO TRANSFER; NO INCONSISTENT ARRANGEMENTS. Each Seller agrees that it shall not (including by way of any gift, sale, pledge or other disposition, including without limitation in connection with foreclosures by lenders secured by pledges of Shares) transfer or pledge, or consent to the transfer or pledge of, any or all of the Shares owned by it or of any interest therein, enter into any contract, option or other agreement or understanding with respect to any such transfer of any such Shares, or any interest therein, grant any proxy, power-of-attorney or other authorization in or with respect to any such Shares, deposit any such Shares into a voting trust or enter into a voting agreement or arrangement with respect to any such Shares or take any action that would in any way restrict, limit or interfere or in any way be inconsistent with the performance of its obligations hereunder or the transactions contemplated hereby or by the Merger Agreement. Notwithstanding the foregoing, after the later to occur of
(i) June 30, 1998 and (ii) approval and adoption of the Merger Agreement by the affirmative vote of holders of at least two-thirds of all shares of Common Stock entitled to vote thereon, if the Closing has not occurred and no Seller is in breach hereof, the Sellers, collectively, or any of them, may in the aggregate (subject to the next following sentence) (i) transfer up to 100,000 Shares in open market sales pursuant to Rule 144 under the Securities Act of 1933, as amended, and (ii) transfer up to 200,000 Shares pursuant to pledge arrangements securing bona fide commercial loans, PROVIDED that the terms of all such pledges shall not prohibit the performance by the Sellers of their obligations under Section 4.07 hereof with respect to such pledged Shares or otherwise. In the case of any transfers pursuant to clause (i) of the immediately preceding sentence, the number of Shares permitted to be so transferred shall be reduced by the percentage equal to the difference between 100% and the percentage obtained by dividing the number of Shares transferred pursuant to clause (ii) of the immediately preceding sentence by 200,000, and in the case of any transfers pursuant to clause (ii) of the immediately preceding sentence, the number of Shares permitted to be so transferred shall be reduced by the percentage equal to the difference between

100% and the percentage obtained by dividing the number of Shares transferred pursuant to clause (i) of the immediately preceding sentence by 100,000.

          SECTION 4.03. FURTHER ASSURANCES. From time to time, whether before, at, or after the Closing, each party hereto agrees to execute and deliver, or cause to be executed and delivered, such additional instruments, certificates and other documents, and to take such other action, as may be necessary or advisable in order to carry out the terms and provisions of this Agreement and the transactions contemplated hereby (including voting the Shares in favor of any such transaction) or to cause the elimination of any circumstance that would cause a condition under Article V hereof not to be satisfied on the Closing Date.

          SECTION 4.04. EXPENSES. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees or expenses, whether or not the Merger is consummated.

          SECTION 4.05. PUBLICITY. Each Seller and Acq Corp agree that, prior to the Closing, no public release or announcement concerning this Agreement shall be issued by any such party without the prior written consent (which consent shall not be unreasonably withheld) of the other parties hereto, except as such release or announcement may be required by law (in which event the other parties hereto shall have the right to comment promptly on the form and content of the disclosure).

          SECTION 4.06. NOTICE OF CERTAIN EVENTS. Acq Corp and each Seller agrees to notify each other party hereto promptly of (a) any event or condition that, with or without notice or lapse of time, would or could reasonably be expected to cause any of the representations and warranties made by such party herein to be no longer complete and accurate as of any date on or before the Closing Date, or (b) any failure, with or without notice or lapse of time, on the part of such party to comply with any of the covenants or agreements on its part contained herein at any time on or before the Closing Date.

          SECTION 4.07. EXCESS PROCEEDS. Each of the Sellers hereby severally agrees to pay to Acq Corp an amount equal to the product of 62.5% of the amount, if any, by which the Fair Market Value of the gross proceeds per Share from any sale, transfer or other disposition (including without limitation to Acq Corp or an affiliate thereof) of its Shares (a "NON-MERGER SALE") exceeds the sum of (x) $28.00 plus (y) any additional consideration that becomes payable under Section 3.01(c) of the Merger Agreement as in effect on the date hereof, and the number of Shares so sold, transferred or otherwise disposed of by such Seller in any Non-Merger Sale, if such Non-Merger Sale (x) occurs on or prior to the date (the "PROFIT SHARING TERMINATION DATE") which is 12 months subsequent to the date of the termination of the Merger Agreement under circumstances pursuant to which Acq Corp is entitled to a Termination Fee under Section 7.07(b) thereof or (y) is effected pursuant to an agreement or understanding, oral or written, which is entered into, or with respect to which any agreement in principle is reached, on or prior to the Profit Sharing Termination Date.
The Sellers shall make the payment referenced herein within two business days of receipt of such proceeds.


                                     ARTICLE V

                  CONDITIONS PRECEDENT TO THE SELLERS' OBLIGATIONS

          The obligation of each of the Sellers pursuant to Article II shall be subject to the satisfaction or waiver on the Closing Date of each of the following conditions precedent:

          SECTION 5.01. NO INJUNCTIONS OR RESTRAINTS. No temporary restraining order or preliminary or permanent injunction of any court or administrative agency of competent jurisdiction prohibiting the transactions contemplated by this Agreement shall be in effect.

          SECTION 5.02. NO VIOLATION OF LAW. The performance of the obligations of each of the Sellers pursuant to Article II shall not constitute a violation of any Laws.

          SECTION 5.03. REPRESENTATIONS AND WARRANTIES. The representations and warranties of Acq Corp set forth in this Agreement shall be true and correct in all material respects on and as of the Closing Date, as though made on and as of the Closing Date, except as otherwise contemplated by this Agreement.

                                      ARTICLE VI

                              TERMINATION AND AMENDMENT

          SECTION 6.01. TERMINATION. This Agreement shall terminate without any further action on the part of Acq Corp or any of the Sellers (i) if the Closing has occurred, (ii) if the Merger has been consummated in accordance with the terms of the Merger Agreement, (iii) if the Merger Agreement has been terminated under circumstances pursuant to which Acq Corp is entitled to a Termination Fee under Section 7.07(b) thereof or (iv) if, as of the Applicable Date (as defined in the next following sentence) the Closing shall not have occurred. The "Applicable Date" shall mean February 1, 1999; PROVIDED, HOWEVER, in the event that Target and Acq Corp shall have received from any responsible individual of each Gaming Authority (i) the approval of which is required to be obtained to permit Acq Corp to consummate the Merger and (ii) which has not prior to February 1, 1999 finally determined whether such approval shall be granted, reasonable assurances (written or oral) that a hearing is scheduled or can reasonably be expected to be scheduled on or prior to April 1, 1999, then, in such event, the Applicable Date shall mean April 1, 1999.

          SECTION 6.02. EFFECT OF TERMINATION. In the event this Agreement shall have been terminated in accordance with Section 6.01 of this Agreement, this Agreement shall forthwith become void and have no effect, except (i) to the extent such termination results from a breach by any of the parties hereto of any of its representations, warranties or obligations hereunder (in which case such breaching party shall be liable for all damages allowable at law and any relief available in equity), (ii) as otherwise set forth in any written termination agreement, if any, and (iii) that Section 4.07 shall survive the termination of this Agreement.

          SECTION 6.03. AMENDMENT. This Agreement and the Schedules and Exhibits hereto may not be amended except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto. At any time prior to the Closing Date, any party hereto which is entitled to the benefits hereof may (a) extend the time for the performance of any of the obligations or other acts of any other party, (b) waive any inaccuracy in the representations and warranties of any other party contained herein, in any Schedule and Exhibit hereto, or in any document delivered pursuant hereto, and (c), subject to applicable law, waive compliance with any of the agreements of any other party hereto or any conditions contained herein. Any agreement on the part of any of the parties hereto to any such extension or waiver (i) shall be valid only if set forth in an instrument in writing signed and delivered on behalf of each such party, and (ii) shall not be construed as a waiver or extension of any subsequent breach or time for performance hereunder.


                                     ARTICLE VII

                                    MISCELLANEOUS

          SECTION 7.01. NOTICES. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

               (a)  if to Acq Corp, to:

               c/o Colony Capital, Inc.
               1999 Avenue of the Stars, Suite 1200
               Los Angeles, California 90067
               Telephone:  310-282-8813
               Facsimile:  310-282-8813
               Attention:  Kelvin L. Davis

               and

               c/o Colony Capital, Inc.
               201 Main Street, Suite 2420
               Fort Worth, Texas 76102
               Telephone:  817-871-4023
               Facsimile:  817-871-4088
               Attention:  Wade Hundley

               with a copy to:

               Skadden, Arps, Slate, Meagher & Flom LLP
               300 South Grand Avenue, Suite 3400
               Los Angeles, California  90071
               Attention:  Jonathan H. Grunzweig, Esq.
               Telephone:  213-687-5000

               Facsimile:  213-687-5600

               (b)  if to Kirk B. Ledbetter, to:

               147 Granite Springs Drive
               Stateline, Nevada 89449
               Telephone:  702-588-2645
               Facsimile:  702-588-8775

               with a copy to:

               Shartsis, Friese & Ginsburg LLP
               One Maritime Plaza, 18th Floor
               San Francisco, California  94111
               Attention:  Robert C. Friese, Esq.
               Telephone:  415-421-6500
               Facsimile:  415-421-2922

               and with a copy to:

               Walther, Key, Maupin, Oats, Cox, Klaich & LeGoy
               Lakeside Professional Plaza
               3500 Lakeside Court
               Reno, Nevada  89509
               Attention:  G. Barton Mowry, Esq.
               Telephone:  702-827-2000
               Facsimile:  702-827-2185

               and with a copy to:

               Michael Smiley Rowe, Esq.
               1638 Esmeralda Street
               P.O. Box 2080
               Minden, Nevada  89423
               Telephone:  702-782-8141
               Facsimile:  702-782-3685

               (c)  if to Jessica L. Ledbetter, to:

               Thunderbird Ranch
               575 Highway 88
               Gardnerville, Nevada 89410
               Telephone:  702-265-2025
               Facsimile:  702-265-2024

               with a copy to:

               Shartsis, Friese & Ginsburg LLP
               One Maritime Plaza, 18th Floor
               San Francisco, California  94111
               Attention:  Robert C. Friese, Esq.
               Telephone:  415-421-6500
               Facsimile:  415-421-2922

               and with a copy to:

               Walther, Key, Maupin, Oats, Cox, Klaich & LeGoy
               Lakeside Professional Plaza
               3500 Lakeside Court
               Reno, Nevada  89509
               Attention:  G. Barton Mowry, Esq.
               Telephone:  702-827-2000
               Facsimile:  702-827-2185

               and with a copy to:

               Thomas J. Hall, Esq.
               305 South Arlington Avenue
               P.O. Box 3948
               Reno, Nevada  89505
               Telephone:  702-348-7011
               Facsimile:  702-348-7211

               (d)  if to William B. Ledbetter, to:

\              P.O. Box 128
               Stateline, Nevada 89449
               Telephone:  702-588-2411
               Facsimile:  702-588-8155

               with a copy to:

               Shartsis, Friese & Ginsburg LLP
               One Maritime Plaza, 18th Floor
               San Francisco, California  94111
               Attention:  Robert C. Friese, Esq.
               Telephone:  415-421-6500
               Facsimile:  415-421-2922

               and with a copy to:

               Walther, Key, Maupin, Oats, Cox, Klaich & LeGoy
               Lakeside Professional Plaza
               3500 Lakeside Court
               Reno, Nevada  89509
               Attention:  G. Barton Mowry, Esq.
               Telephone:  702-827-2000
               Facsimile:  702-827-2185

               and with a copy to:

               William C. Sanford, Jr., Esq.
               100 W. Liberty Street, Suite 900
               P.O. Box 3438
               Reno, Nevada  89505
               Telephone:  702-329-4733
               Facsimile:  702-322-6644

               (e) if to the Ledbetter Marital Trust, to each of Kirk B. Ledbetter, Jessica L. Ledbetter and William B. Ledbetter as provided in this Section 7.01.

          SECTION 7.02. INTERPRETATION. When a reference is made in this Agreement to an Article, Section or Schedule, such reference shall be to an Article, Section or Schedule of this Agreement, unless otherwise indicated. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The Merger Agreement and the consummation of the transactions contemplated by such Merger Agreement are transactions contemplated by this Agreement. To the extent any restriction on the activities of Target or its subsidiaries under the terms of this Agreement requires prior approval under any Gaming Law, such restriction shall be of no force or effect unless and until such approval is obtained. If any provision of this Agreement is illegal or unenforceable under any Gaming Law, such provision shall be void and of no force or effect.

          SECTION 7.03. SEVERABILITY. If any provision of this Agreement or the application of any such provision shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof. In lieu of any such invalid, illegal or unenforceable provision, the parties hereto intend that there shall be added as part of this Agreement a valid, legal and enforceable provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible or practicable under the circumstances.

          SECTION 7.04. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

          SECTION 7.05.  ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES.
This Agreement and the Merger Agreement, and the Schedules and Exhibits thereto, constitute the entire agreements, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of these agreements and, except for the provisions of article III, sections 7.05 and 7.06, each of the Merger Agreement, are not intended to confer upon any person other than the parties any rights or remedies hereunder.

          SECTION 7.06. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF

THE STATE OF NEVADA, WITHOUT REGARD TO ANY APPLICABLE CONFLICTS OF LAW, EXCEPT TO THE EXTENT THE NEVADA GENERAL CORPORATION LAW SHALL BE HELD TO GOVERN THE TERMS OF THE MERGER, AND EXCEPT THAT GAMING LAWS SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE RESPECTIVE JURISDICTIONS IN WHICH APPROVALS FROM GAMING AUTHORITIES ARE REQUIRED TO BE OBTAINED.

          SECTION 7.07. GAMING LAWS. Each of the provisions of this Agreement is subject to and shall be enforced in compliance with the Gaming Laws.

          SECTION 7.08. ASSIGNMENT. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise by any of the parties without the prior written consent of the other parties, except that Acq Corp may assign, in its sole discretion and without any Seller's consent, any of or all its rights, interests and obligations under this Agreement to any controlled affiliate of Colony Capital, Inc., but no such assignment shall relieve Acq Corp of any of its obligations under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

          SECTION 7.09. ENFORCEMENT. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Nevada or in any Nevada state court, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any Federal court located in the State of Nevada or any Nevada state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than a Federal or state court sitting in the State of Nevada.

          SECTION 7.10. INDIVIDUAL CAPACITY. Notwithstanding anything herein to the contrary, the Sellers enter into this Agreement solely in their respective capacities as shareholders of Target. No person executing this Agreement who is or becomes a director or officer of Target shall be deemed to make any agreement herein in his or her capacity as director or officer. Nothing herein shall limit or affect (a) actions taken by any Seller in his or her capacity as director or officer or (b) the rights and remedies Acq Corp may have other than pursuant to this Agreement in respect of such conduct undertaken in the capacity of director or officer.

                               [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, each of the parties hereto has caused its duly authorized officers to execute this Agreement as of the date first above written.


                                       HARVEYS ACQUISITION CORPORATION


                                       By:  /s/ Kelvin L. Davis
                                            ----------------------------------
                                            Name:  Kelvin L. Davis
                                            Title:  President

                                       LEDBETTER MARITAL TRUST


                                       By:  /s/ Kirk B. Ledbetter
                                            ----------------------------------
                                            Name:  Kirk B. Ledbetter
                                            Title:  Co-Trustee


                                       By:  /s/ Jessica L. Ledbetter
                                            ----------------------------------
                                            Name:  Jessica L. Ledbetter
                                            Title:  Co-Trustee


                                       By:  /s/ William B. Ledbetter
                                            ----------------------------------
                                            Name:  William B. Ledbetter
                                            Title:  Co-Trustee


                                       /s/ Kirk B. Ledbetter
                                       ---------------------------------------
                                       KIRK B. LEDBETTER


                                       /s/ Jessica L. Ledbetter
                                       ---------------------------------------
                                       JESSICA L. LEDBETTER


                                       /s/ William B. Ledbetter
                                       ---------------------------------------
                                       WILLIAM B. LEDBETTER

                       VOTING AND PROFIT SHARING AGREEMENT

                              SCHEDULE 3.01(C)(ii)

                      AFFILIATE OWNERSHIP AND STOCK OPTIONS


1. The Ledbetter 1993 Irrevocable Trust, of which Wells Fargo Bank is the sole trustee, owns 333,400 shares of stock of Target and is an affiliate.

2. Debbie Ledbetter, the wife of Kirk B. Ledbetter, and their children own 400 shares of stock of Target.

3. Each of William B. Ledbetter, Jessica L. Ledbetter and Kirk B. Ledbetter are owners of certain stock option rights or stock appreciation rights pursuant to Employment Agreements (Bill) or Board of Directors Compensation Plan/Change of Control Plan (Kirk and Jessica).

                       VOTING AND PROFIT SHARING AGREEMENT

                               SCHEDULE 3.01(C)(ii)

                             LIENS ENCUMBERING SHARES


1. 400,000 shares of Target common stock have been pledged to secure a Revolving Line of Credit Loan of up to $3,000,000 from Wells Fargo Bank to the Marital trust created under article VI of the Will of Beverlee A. Ledbetter (the "Marital Trust").

2. Pursuant to the Guaranty by the Marital Trust in favor of Wells Fargo Bank of a Construction Loan made to William B. Ledbetter, the Marital Trust has transferred physical possession, without a pledge, of 175,000 shares of Target common stock.

3. Jessica L. Ledbetter has pledged 79,000 shares of target common stock to secure a farm credit loan.